UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 3, 2025

(Date of Report - Date of earliest event reported on)

Community Bancorp /VT
(Exact name of Registrant as Specified in its Charter)

Vermont	000-16435	03-0284070
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4811 US Route 5, Derby, Vermont	05829
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number: (802) 334-7915

Not Applicable

(Former name, former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 203.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: NONE

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
(Not Applicable)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

On November 3, 2025, the Audit Committee of the Board of Directors of Community Bancorp. (the “Company”) approved the dismissal of Berry, Dunn, McNeil & Parker, LLC, the Company’s independent registered public accounting firm, effective as of November 3, 2025. Concurrently, the Board approved the engagement of BDMP Assurance, LLP as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2025.  BDMP Assurance, LLP is a licensed CPA firm registered with the PCAOB, owned by certain partners of Berry, Dunn, McNeil & Parker, LLC.

The reports of Berry, Dunn, McNeil & Parker, LLC on the Company’s financial statements for the fiscal years ending December 31, 2023 and December 31, 2024 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years and the subsequent interim period preceding the dismissal, there were (i) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Berry, Dunn, McNeil & Parker, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Berry, Dunn, McNeil & Parker, LLC, would have caused it to make reference to the subject matter thereof in connection with its reports on the financial statements for such years, and (ii) no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Berry, Dunn, McNeil & Parker, LLC with a copy of the disclosures made in this Current Report on Form 8-K and has requested that Berry, Dunn, McNeil & Parker, LLC furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through November 3, 2025, neither the Company nor anyone on the Company’s behalf consulted with BDMP Assurance, LLP with respect to either (i)(a) the application of accounting principles to a specified transaction, either completed or proposed, or (b) the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided by BDMP Assurance, LLP to the Company that BDMP Assurance, LLP concluded was an important factor that the Company consider in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any other matter that was the subject of a “disagreement” or a “reportable event” (as these terms are defined in Item 304(a)(1) of Regulation S-K and the related instructions).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter from Berry, Dunn. McNeil & Parker, LLC to the U.S. Securities and Exchange Commission dated November 6, 2025

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANCORP.

DATED: November 6, 2025	/s/ Christopher Caldwell
Christopher Caldwell, President &
Chief Executive Officer

3